MERRILL LYNCH
HEALTHCARE
FUND, INC.








FUND LOGO






Annual Report

April 30, 1998






This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Company unless accompanied or preceded by the Company's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Merrill Lynch
Healthcare Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper





MERRILL LYNCH HEALTHCARE FUND, INC.


Officers and
Directors

Arthur Zeikel, President and Director
Donald Cecil, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Philip L. Kirstein, Senior Vice President
Jordan C. Schreiber, Senior Vice President and
   Portfolio Manager
Donald C. Burke, Vice President
Gerald M. Richard, Treasurer
Philip M. Mandel, Secretary

Custodian
The Chase Manhattan Bank
Global Securities Services
4 Chase MetroTech Center, 18th Floor
Brooklyn, NY 11245

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863




Merrill Lynch Healthcare Fund, Inc., April 30, 1998


DEAR SHAREHOLDER

For the three-month period ended April 30, 1998, Merrill Lynch Healthcare Fund, Inc.'s Class A, Class B, Class C and Class D Shares had total returns of +11.66%, +11.59%, +11.56% and +11.73%, respectively. (Fund performance does not reflect sales charges, and would be lower if sales charges were included. Complete performance information, including average annual total returns, can be found on pages 4--6 of this report to shareholders.)

Investment Environment
The quarter ended April 30, 1998 was positive for most capital markets worldwide, despite periods of volatility. In the United States, sentiment toward stock and bond prices fluctuated between concern that the slowdown in Asian economic growth would lead to a sharp decline in US business activity and a deflationary environment, while during other periods, US investors appeared to expect that the positive trends of a moderately expanding economy, declining unemployment, enhanced productivity and corporate profits growth would continue. To date, there have been only a few signs that Asia's troubles are influencing US economic activity. In Europe, the major event was greater progress toward achieving European Monetary Union, although concerns have arisen that interest rates may have to be increased to curtail inflationary pressures.

As 1998 progresses, it is likely that investor focus will remain on developments in Asia. For those economies that continue to expand, investors will watch for signs that inflation is still not a threat. Evidence of ongoing, noninflationary gross domestic product growth should continue to exert a positive influence on the capital markets worldwide.

Portfolio Matters
Our primary investment strategy was unchanged during the April quarter: to focus the majority of investments worldwide on large-capitalization holdings. The quarter was highlighted by dramatic developments in the pharmaceutical industry, which benefited the share prices of many of the Fund's investments. Heading the list of developments is the enormously successful new product launch of Pfizer, Inc.'s Viagra for treatment of male impotence. Viagra already is on track to become the most heavily prescribed drug in world pharmaceutical history. Pfizer is the Fund's largest holding.

Other Fund holdings also benefited from important new product introductions during the quarter. This included Merck & Co., Inc.'s Propecia, a prescription hair growth drug. Merck also launched Singlaire, a new asthma drug, which, uniquely, is approved for use in children, who are the prime sufferers of this respiratory ailment. Eli Lilly and Company introduced Evista, a post-menopausal prescription drug treatment for women to prevent the onset of osteoporosis. Evista also may minimize the risk of breast cancer that is associated with estrogen replacement therapy, the traditional treatment for osteoporosis.

At the end of the April quarter, an extraordinary medical development was announced which, although in an early animal study phase, may have a profound impact in the future. Dr. Judah Folkman, a Harvard University Medical School researcher, and his team developed a pharmacological means of cancer control in mice. Bristol-Myers Squibb Company, a Fund investment, has the marketing and production rights to one of the two drugs used in the Folkman study. Clinical studies will be underway within the next 18 months to determine if these astounding results may be obtainable in humans.

We have also invested in smaller companies that are engaged in promising cancer diagnosis and treatment. These include Ilex Oncology Inc., a clinical research organization that specializes in cancer, and Coulter Pharmaceuticals, Inc. and IDEC Pharmaceuticals Corporation, both having developed very promising compounds for treatment of early stage lymphoma, a particularly virulent form of cancer.

Fiscal Year in Review
For the fiscal year ended April 30, 1998, the Fund's Class A, Class B, Class C and Class D Shares had total investment returns of +44.06%, +42.60%, +42.66% and +43.95%, respectively. Our strategy of focusing investments in large-capitalization healthcare companies benefited performance in the slow-growth, low-inflation environment that prevailed throughout the fiscal year. In addition, our significant weighting in the US stock market (78.6% of net assets as of April 30, 1998) further enhanced performance, especially in light of the strong relative performance of US stocks compared to their Asian and European counterparts and the stringent healthcare cost-containment pressures in Japan. The major negative impact on performance came from two mergers of pharmaceutical distributors that had been proposed but were disallowed by the Federal Trade Commission. The impact of this decision fell upon Cardinal Health, Inc., Bergen Brunswig Corporation, McKesson Corporation and AmeriSource Health Corporation. All but Bergen Brunswig are Fund holdings.

In Conclusion
As the industrial world's population ages, cancer, Alzheimer's disease, congestive heart failure, osteoporosis, stroke and other presently untreatable conditions of the elderly become increasingly important. Merrill Lynch Healthcare Fund, Inc. has focused on companies engaged in the management and treatment of these conditions. Important scientific advances are now being made. We believe that the Fund is well-positioned to benefit from the commercialization of these developments.

We thank you for your investment in Merrill Lynch Healthcare Fund, Inc., and we look forward to serving your investment needs throughout the Fund's new fiscal year and beyond.

Sincerely,



(Arthur Zeikel)
Arthur Zeikel
President



(Jordan C. Schreiber)
Jordan C. Schreiber
Senior Vice President and
Portfolio Manager



May 26, 1998





Merrill Lynch Healthcare Fund, Inc., April 30, 1998


PERFORMANCE DATA



About Fund
Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Total Return
Based on a
$10,000
Investment+++


A line graph depicting the growth of an investment in the Fund's
Class A Shares compared to growth of an investment in the S&P 500
Index. Beginning and ending values are:


                                        4/88          4/98
ML Healthcare Fund, Inc.++--
Class A Shares*                       $ 9,475        $34,531
S&P 500 Index++++                     $10,000        $56,616


A line graph depicting the growth of an investment in the Fund's
Class B Shares compared to growth of an investment in the S&P 500
Index. Beginning and ending values are:


                                     10/21/88**        4/98
ML Healthcare Fund, Inc.++--
Class B Shares*                       $10,000        $34,940
S&P 500 Index++++                     $10,000        $51,218


A line graph depicting the growth of an investment in the Fund's
Class C Shares and Class D Shares compared to growth of an investment in the S&P 500 Index. Beginning and ending values are:


                                     10/21/94**       4/97
ML Healthcare Fund, Inc.++--
Class C Shares*                       $10,000        $22,918
ML Healthcare Fund, Inc.++--
Class D Shares*                       $ 9,475        $21,841
S&P 500 Index++++                     $10,000        $25,815

[FN]
   *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
  **Commencement of Operations.
  ++ML Healthcare Fund, Inc. invests worldwide primarily in equity securities of companies that, in the opinion of management, derive or are expected to derive a substantial portion of their sales from products and services in healthcare.
++++This unmanaged broad-based Index is comprised of common stocks.



Average Annual
Total Return+++


                                   % Return Without  % Return With
Class A Shares*                       Sales Charge    Sales Charge**

Year Ended 3/31/98                        +42.98%        +35.48%
Five Years Ended 3/31/98                  +20.63         +19.33
2/01/90++ through 3/31/98                 +15.56         +14.80
Ten Years Ended 3/31/98                   +13.82         +13.21

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.
++On February 1, 1990, Merrill Lynch Asset Management, L.P. became the sole investment adviser.


                                        % Return        % Return
Class B Shares*                        Without CDSC    With CDSC**

Year Ended 3/31/98                        +41.43%        +37.43%
Five Years Ended 3/31/98                  +19.37         +19.37
2/01/90++ through 3/31/98                 +14.37         +14.37
Inception (10/21/88) through 3/31/98      +13.82         +13.82

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge. ++On February 1, 1990, Merrill Lynch Asset Management, L.P. became the sole investment adviser.


                                        % Return        % Return
Class C Shares*                        Without CDSC    With CDSC**

Year Ended 3/31/98                        +41.50%        +40.50%
Inception (10/21/94) through 3/31/98      +26.19         +26.19

[FN]
 *Maximum contingent sales charge is 1% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


[FN]
+++See Important Note on page 6.


                                    % Return Without % Return With
Class D Shares*                        Sales Charge   Sales Charge**

Year Ended 3/31/98                        +42.51%        +35.02%
Inception (10/21/94) through 3/31/98      +26.33         +24.37

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



Merrill Lynch Healthcare Fund, Inc., April 30, 1998


PERFORMANCE DATA (concluded)

Recent
Performance
Results*
                                                    12 Month          3 Month     Ten Years/Since Inception
                                                  Total Return      Total Return         Total Return
ML Healthcare Fund Class A Shares                    +44.06%           +11.66%             +264.41%
ML Healthcare Fund Class B Shares                    +42.60            +11.59              +249.40
ML Healthcare Fund Class C Shares                    +42.66            +11.56              +129.18
ML Healthcare Fund Class D Shares                    +43.95            +11.73              +130.51

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's ten-year/inception dates are: Class A Shares, ten years ended 4/30/98; Class B Shares, 10/21/88; and Class C and Class D Shares, 10/21/94.


+++Important Note:
   Prior to April 27, 1992, Merrill Lynch Healthcare Fund, Inc. was known as Sci/Tech Holdings, Inc. and contained, in addition to a healthcare portfolio, a portfolio of technology securities. The data on pages 4--6 include the performance of the technology portfolio which is no longer part of the Fund. Set forth below are performance data which, for the period before April 27, 1992, include only the performance of the healthcare portfolio and a pro rata allocated portion of Sci/Tech Holdings, Inc.'s cash reserves. On February 1, 1990, Merrill Lynch Asset Management, L.P. became the sole investment adviser.



Performance
Results*

                                                  2/01/90 to 4/30/98++
                                                      Total Return

ML Healthcare Fund Class A Shares                       +353.68%
ML Healthcare Fund Class B Shares                       +326.75

++Due to the inability to completely isolate the performance of Sci/Tech Holdings, Inc.'s technology portfolio from its healthcare portfolio, computations are based upon management's estimates of the healthcare portfolio.
 *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.



Average Annual
Total Return

                                     % Return Without % Return With
Class A Shares*                        Sales Charge    Sales Charge**

2/01/90++ through 3/31/98                 +19.91%        +19.12%

 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.
++Due to the inability to completely isolate the performance of Sci/Tech Holdings, Inc.'s technology portfolio from its healthcare portfolio, computations are based upon management's estimates of the healthcare portfolio.


                                         % Return        % Return
Class B Shares*                         Without CDSC    With CDSC**

2/01/90++ through 3/31/98                 +19.03%        +19.03%

 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge. ++Due to the inability to completely isolate the performance of
  Sci/Tech Holdings, Inc.'s technology portfolio from its healthcare portfolio, computations are based upon management's estimates of the healthcare portfolio.



SCHEDULE OF INVESTMENTS
NORTH                                  Shares                                                         Value       Percent of
AMERICA           Industries            Held          Investments                     Cost          (Note 1a)     Net Assets
United States     Biotechnology        20,000    ++Affymetrix, Inc.               $    510,000     $    622,500        0.2%
                                      150,000    ++Aphton Corp.                      3,184,625        2,081,250        0.5
                                       20,000    ++COR Therapeutics, Inc.              349,376          376,250        0.1
                                      100,000    ++Centocor, Inc.                    4,072,463        4,206,250        1.1
                                      255,000    ++Coulter Pharmaceuticals, Inc.     3,092,500        7,267,500        1.8
                                      280,000    ++Emisphere Technologies Inc.       4,511,956        4,672,500        1.2
                                       54,000    ++Genentech, Inc.                   3,329,074        3,739,500        0.9
                                       30,000    ++Gilead Sciences, Inc.             1,138,750        1,140,000        0.3
                                       50,000    ++Guilford Pharmaceuticals Inc.     1,086,875          993,750        0.2
                                       30,000    ++Human Genome Sciences, Inc.       1,222,500        1,087,500        0.3
                                       30,000    ++IDEC Pharmaceuticals
                                                   Corporation                         753,750        1,068,750        0.3
                                       25,000    ++Ligand Pharmaceuticals
                                                   Incorporated                        360,312          362,500        0.1
                                      100,000    ++Magainin Pharmaceuticals, Inc.      612,500          587,500        0.1
                                       95,000    ++Nanogen Inc.                      1,045,000          878,750        0.2
                                       30,000    ++Neurex Corporation                  559,689          894,375        0.2
                                       60,000    ++Protein Design Labs, Inc.         1,890,844        1,878,750        0.5
                                                                                  ------------     ------------      ------
                                                                                    27,720,214       31,857,625        8.0

                  Diagnostics         425,000    ++NeoPath, Inc.                     7,073,832        5,923,438        1.5

                  Health Care Cost    120,000      Allegiance Corporation            2,718,950        5,475,000        1.4
                  Containment         133,500    ++AmeriSource Health Corporation
                                                   (Class A)                         6,832,102        7,275,750        1.8
                                      160,000      Cardinal Health, Inc.             9,023,331       15,400,000        3.8
                                      106,600    ++Cerner Corporation                2,701,578        3,171,350        0.8
                                       50,000      Columbia/HCA Healthcare
                                                   Corporation                       1,653,000        1,646,875        0.4
                                      110,000    ++Concentra Managed Care, Inc.      2,993,550        3,396,250        0.8
                                      100,000    ++HEALTHSOUTH Corporation           2,999,660        3,018,750        0.8
                                      180,000      McKesson Corporation              7,118,366       12,723,750        3.2
                                      180,000    ++Medaphis Corporation              1,562,813        1,631,250        0.4
                                       42,500    ++Synetic, Inc.                     2,037,500        2,616,406        0.7
                                      130,000    ++Tenet Healthcare Corp.            3,188,878        4,866,875        1.2
                                       50,000      United Healthcare Corporation     3,531,440        3,512,500        0.9
                                      300,000    ++Walsh International, Inc.         3,377,689        4,387,500        1.1
                                                                                  ------------     ------------      ------
                                                                                    49,738,857       69,122,256       17.3


Merrill Lynch Healthcare Fund, Inc., April 30, 1998


SCHEDULE OF INVESTMENTS (continued)
NORTH AMERICA                          Shares                                                         Value       Percent of
(concluded)       Industries            Held          Investments                     Cost          (Note 1a)     Net Assets
United States     Medical              10,000    ++Alliance Pharmaceutical Corp.  $     79,375     $     76,563        0.0%
(concluded)       Specialties          70,000    ++Arterial Vascular
                                                   Engineering, Inc.                 3,088,160        2,471,875        0.6
                                       30,000      Bausch & Lomb Incorporated        1,415,550        1,483,125        0.4
                                       98,100      Becton Dickinson & Company        4,558,518        6,830,213        1.7
                                      100,000    ++Boston Scientific Corporation     6,118,572        7,231,250        1.8
                                       30,000      C.R. Bard, Inc.                     864,673        1,074,375        0.3
                                      140,000    ++Clintrials Research Inc.            988,437          726,250        0.2
                                      240,000    ++Conceptus, Inc.                   2,694,124          750,000        0.2
                                      100,000      DePuy, Inc.                       2,425,775        3,100,000        0.8
                                      150,000      Guidant Corporation               5,742,748       10,031,250        2.5
                                      100,000    ++Ilex Oncology Inc.                1,200,000        1,250,000        0.3
                                       90,000    ++InControl, Inc.                   1,213,908          472,500        0.1
                                       70,000      Medtronic, Inc.                   1,348,116        3,683,750        0.9
                                      150,000    ++Novoste Corporation               3,949,063        3,712,500        0.9
                                       62,500    ++Ocular Sciences, Inc.             1,660,000        1,742,188        0.4
                                      400,000    ++Optical Sensors, Incorporated     3,984,376        1,550,000        0.4
                                      170,000    ++Parexel International
                                                   Corporation                       5,630,001        5,695,000        1.4
                                       40,000    ++Quintiles Transnational Corp.     1,957,500        1,977,500        0.5
                                      235,000    ++ReSound Corporation               1,525,147        1,483,438        0.4
                                      127,500    ++VISX, Incorporated                3,144,063        5,625,937        1.4
                                                                                  ------------     ------------      ------
                                                                                    53,588,106       60,967,714       15.2

                  Pharmaceutical--    135,000      Warner-Lambert Co.               18,753,437       25,540,312        6.4
                  Consumer

                  Pharmaceutical--    100,000      Bristol-Myers Squibb Company      6,230,398       10,587,500        2.6
                  Diversified         100,000      Monsanto Company                  5,396,744        5,287,500        1.3
                                      100,000      Schering-Plough Corp.             6,641,100        8,012,500        2.0
                                                                                  ------------     ------------      ------
                                                                                    18,268,242       23,887,500        5.9

                  Pharmaceutical--    100,000    ++ALZA Corp.                        4,530,468        4,793,750        1.2
                  Prescription        149,000    ++Barr Laboratories, Inc.           5,289,500        6,043,812        1.5
                                      100,000    ++Forest Laboratories, Inc.         2,244,500        3,618,750        0.9
                                      280,000      Lilly (Eli) and Company          19,576,552       19,477,500        4.9
                                       15,000      Merck & Co., Inc.                 1,963,800        1,807,500        0.5
                                      260,000      Pfizer, Inc.                     13,605,618       29,591,250        7.4
                                      250,000    ++SangStat Medical Corporation      8,156,517        8,437,500        2.1
                                      120,000    ++Scherer (R.P.) Corporation        8,917,940        8,760,000        2.2
                                      280,000    ++Sepracor Inc.                     7,211,913       12,915,000        3.2
                                       40,000    ++Watson Pharmaceuticals, Inc.      1,597,800        1,720,000        0.4
                                                                                  ------------     ------------      ------
                                                                                    73,094,608       97,165,062       24.3

                                                   Investments in North America    248,237,296      314,463,907       78.6
WESTERN
EUROPE

Denmark           Pharmaceutical--     20,000      Novo Nordisk A/S (Class B)        2,430,923        3,244,855        0.8
                  Prescription

                                                   Investments in Denmark            2,430,923        3,244,855        0.8

Finland           Health Care Cost    454,500      Tamro OYJ                         3,495,250        3,255,372        0.8
                  Containment

                  Pharmaceutical--    140,000    ++Orion-yhtymae OY (Class B)        3,660,185        4,345,271        1.1
                  Diversified

                                                   Investments in Finland            7,155,435        7,600,643        1.9

France            Pharmaceutical--     55,000      Synthelabo S.A.                   7,050,270        8,278,036        2.1
                  Diversified

                                                   Investments in France             7,050,270        8,278,036        2.1

Germany           Medical              20,000      Fresenius AG (Preferred)          3,503,625        4,799,331        1.2
                  Specialties          55,000    ++Fresenius Medical Care
                                                   AG (ADR)*                         1,219,434        1,268,437        0.3
                                                                                  ------------     ------------      ------
                                                                                     4,723,059        6,067,768        1.5

                  Pharmaceutical--     30,000      BASF AG                           1,362,942        1,336,120        0.3
                  Diversified

                                                   Investments in Germany            6,086,001        7,403,888        1.8

Ireland           Pharmaceutical--    105,000    ++Elan Corporation PLC (ADR)*       5,385,300        6,523,125        1.6
                  Prescription

                                                   Investments in Ireland            5,385,300        6,523,125        1.6

Sweden            Biotechnology        45,000    ++Biora AB                            520,478          677,650        0.2

                  Medical              30,000      Incentive AB (B Shares)           2,906,317        2,896,734        0.7
                  Specialties
                                                   Investments in Sweden             3,426,795        3,574,384        0.9

Switzerland       Pharmaceutical--      8,000      Novartis AG (Registered)         11,008,097       13,231,077        3.3
                  Consumer

                  Pharmaceutical--        500    ++Roche Holding AG                  5,769,232        5,070,023        1.3
                  Prescription
                                                   Investments in Switzerland       16,777,329       18,301,100        4.6
United Kingdom    Pharmaceutical--    625,000    ++Shire Pharmaceuticals Group PLC   3,594,686        4,563,372        1.1
                  Diversified         500,000      SmithKline Beecham PLC            6,442,390        5,956,402        1.5
                                                                                  ------------     ------------      ------
                                                                                    10,037,076       10,519,774        2.6

                  Pharmaceutical--     20,000    ++Zeneca Group PLC                    587,827          860,796        0.2
                  Prescription

                                                   Investments in the
                                                   United Kingdom                   10,624,903       11,380,570        2.8

                                                   Total Investments in
                                                   Western Europe                   58,936,956       66,306,601       16.5



Merrill Lynch Healthcare Fund, Inc., April 30, 1998



SCHEDULE OF INVESTMENTS (concluded)
SHORT-TERM                              Face                                                          Value       Percent of
SECURITIES                             Amount         Investments                     Cost          (Note 1a)     Net Assets
                  Commercial    $   8,000,000      Countrywide Home Loans, Inc.,
                  Paper**                          5.55% due 5/07/1998            $  7,992,600     $  7,992,600        2.0%
                                   18,322,000      General Motors Acceptance
                                                   Corp., 5.56% due 5/01/1998       18,322,000       18,322,000        4.6

                                                   Total Investments in
                                                   Short-Term Securities            26,314,600       26,314,600        6.6

                  Total Investments                                               $333,488,852      407,085,108      101.7
                                                                                  ============
                  Liabilities in Excess of Other Assets                                              (6,833,028)      (1.7)
                                                                                                   ------------      ------
                  Net Assets                                                                       $400,252,080      100.0%
                                                                                                   ============      ======


                 *American Depositary Receipts (ADR).
                **Commercial Paper is traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the
                  Company.
                ++Non-income producing security.

                See Notes to Financial Statements.



STATEMENT OF ASSETS AND LIABILITIES
                    As of April 30, 1998
Assets:             Investments, at value (identified cost--$333,488,852) (Note 1a)                         $407,085,108
                    Receivables:
                      Securities sold                                                      $  4,415,796
                      Capital shares sold                                                     1,060,543
                      Dividends                                                                 242,679        5,719,018
                                                                                           ------------
                    Prepaid registration fees and other assets (Note 1f)                                       2,310,922
                                                                                                            ------------
                    Total assets                                                                             415,115,048
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                    8,782,338
                      Custodian bank (Note 1h)                                                4,546,271
                      Capital shares redeemed                                                   815,896
                      Investment adviser (Note 2)                                               323,647
                      Distributor (Note 2)                                                      189,624       14,657,776
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       205,192
                                                                                                            ------------
                    Total liabilities                                                                         14,862,968
                                                                                                            ------------

Net Assets:         Net assets                                                                              $400,252,080
                                                                                                            ============

Net Assets          Class A Shares of Common Stock, $0.10 par value, 100,000,000
Consist of:         shares authorized                                                                       $  2,501,723
                    Class B Shares of Common Stock, $0.10 par value, 100,000,000
                    shares authorized                                                                          4,245,734
                    Class C Shares of Common Stock, $0.10 par value, 100,000,000
                    shares authorized                                                                            403,912
                    Class D Shares of Common Stock, $0.10 par value, 100,000,000
                    shares authorized                                                                            457,874
                    Paid-in capital in excess of par                                                         278,389,652
                    Undistributed realized capital gains on investments and foreign
                    currency transactions--net                                                                40,666,843
                    Unrealized appreciation on investments and foreign currency
                    transactions--net                                                                         73,586,342
                                                                                                            ------------
                    Net assets                                                                              $400,252,080
                                                                                                            ============

Net Asset           Class A--Based on net assets of $146,153,521 and
Value:                       25,017,225 shares outstanding                                                  $       5.84
                                                                                                            ============
                    Class B--Based on net assets of $208,520,228 and
                             42,457,344 shares outstanding                                                  $       4.91
                                                                                                            ============
                    Class C--Based on net assets of $19,860,380 and
                             4,039,118 shares outstanding                                                   $       4.92
                                                                                                            ============
                    Class D--Based on net assets of $25,717,951 and
                             4,578,740 shares outstanding                                                   $       5.62
                                                                                                            ============


                    See Notes to Financial Statements.



Merrill Lynch Healthcare Fund, Inc., April 30, 1998


STATEMENT OF OPERATIONS
                    For the Year Ended April 30, 1998
Investment          Dividends (net of $90,911 foreign withholding tax)                                      $  2,418,817
Income              Interest and discount earned                                                               1,243,600
(Notes 1d & 1e):                                                                                            ------------
                    Total income                                                                               3,662,417
                                                                                                            ------------

Expenses:           Investment advisory fees (Note 2)                                      $  3,524,780
                    Account maintenance and distribution fees--Class B (Note 2)               1,856,344
                    Transfer agent fees--Class B (Note 2)                                       416,311
                    Transfer agent fees--Class A (Note 2)                                       250,046
                    Account maintenance and distribution fees--Class C (Note 2)                 163,604
                    Printing and shareholder reports                                            143,179
                    Accounting services (Note 2)                                                 77,706
                    Registration fees (Note 1f)                                                  62,213
                    Custodian fees                                                               57,947
                    Account maintenance fees--Class D (Note 2)                                   54,298
                    Transfer agent fees--Class D (Note 2)                                        41,805
                    Transfer agent fees--Class C (Note 2)                                        39,236
                    Directors' fees and expenses                                                 37,000
                    Professional fees                                                            34,218
                    Pricing fees                                                                  1,526
                    Other                                                                        14,697
                                                                                           ------------
                    Total expenses                                                                             6,774,910
                                                                                                            ------------
                    Investment loss--net                                                                      (3,112,493)
                                                                                                            ------------

Realized &          Realized gain (loss) from:
Unrealized Gain       Investments--net                                                       85,163,070
(Loss) on             Foreign currency transactions--net                                       (212,792)      84,950,278
Investments &                                                                              ------------
Foreign Currency    Change in unrealized appreciation/depreciation on:
Transactions--Net     Investments--net                                                       47,376,707
(Notes 1b, 1c,        Foreign currency transactions--net                                          1,597       47,378,304
1e & 3):                                                                                   ------------     ------------
                    Net realized and unrealized gain on investments
                    and foreign currency transactions                                                        132,328,582
                                                                                                            ------------
                    Net Increase in Net Assets Resulting from Operations                                    $129,216,089
                                                                                                            ============

                    See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS
                                                                                           For the Year Ended April 30,
                    Increase (Decrease) in Net Assets:                                          1998            1997
Operations:         Investment loss--net                                                   $ (3,112,493)    $ (1,169,690)
                    Realized gain on investments and foreign currency
                    transactions--net                                                        84,950,278       49,178,658
                    Change in unrealized appreciation/depreciation on investments
                    and foreign currency transactions--net                                   47,378,304      (19,475,916)
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                    129,216,089       28,533,052
                                                                                           ------------     ------------

Distributions to    Realized gain on investments--net:
Shareholders          Class A                                                               (25,786,081)     (16,194,846)
(Note 1g):            Class B                                                               (41,357,421)     (24,903,751)
                      Class C                                                                (3,451,735)      (2,771,712)
                      Class D                                                                (4,384,072)      (2,411,519)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from
                    distributions to shareholders                                           (74,979,309)     (46,281,828)
                                                                                           ------------     ------------

Capital Share       Net increase (decrease) in net assets derived from
Transactions        capital share transactions                                               10,381,155      (28,438,055)
(Note 4):                                                                                  ------------     ------------

Net Assets:         Total increase (decrease) in net assets                                  64,617,935      (46,186,831)
                    Beginning of year                                                       335,634,145      381,820,976
                                                                                           ------------     ------------
                    End of year                                                            $400,252,080     $335,634,145
                                                                                           ============     ============


                    See Notes to Financial Statements.



Merrill Lynch Healthcare Fund, Inc., April 30, 1998


FINANCIAL HIGHLIGHTS
                    The following per share data and ratios
                    have been derived from information provided
                    in the financial statements.                                        Class A++
                                                                               For the Year Ended April 30,
                    Increase (Decrease) in Net Asset Value:          1998      1997        1996       1995        1994
Per Share           Net asset value, beginning of year             $   5.05   $   5.27   $   3.81   $   3.87    $   3.59
Operating                                                          --------   --------   --------   --------    --------
Performance:        Investment income (loss)--net                      (.02)       .02       (.01)      (.01)       (.02)
                    Realized and unrealized gain on investments
                    and foreign currency transactions--net             2.02        .40       1.67        .22         .31
                                                                   --------   --------   --------   --------    --------
                    Total from investment operations                   2.00        .42       1.66        .21         .29
                                                                   --------   --------   --------   --------    --------
                    Less dividends and distributions:
                      Investment income--net                             --         --         --         --        (.01)
                      Realized gain on investments--net               (1.21)      (.64)      (.20)      (.27)         --
                                                                   --------   --------   --------   --------    --------
                    Total dividends and distributions                 (1.21)      (.64)      (.20)      (.27)       (.01)
                                                                   --------   --------   --------   --------    --------
                    Net asset value, end of year                   $   5.84   $   5.05   $   5.27   $   3.81    $   3.87
                                                                   ========   ========   ========   ========    ========

Total Investment    Based on net asset value per share               44.06%      8.55%     44.01%      6.47%       8.19%
Return:*                                                           ========   ========   ========   ========    ========

Ratios to Average   Expenses                                          1.32%      1.40%      1.53%      1.79%       1.55%
Net Assets:                                                        ========   ========   ========   ========    ========
                    Investment income (loss)--net                     (.28%)       .32%     (.23%)     (.21%)      (.48%)
                                                                   ========   ========   ========   ========    ========

Supplemental        Net assets, end of year (in thousands)         $146,154   $121,529   $132,083   $ 69,650    $ 70,753
Data:                                                              ========   ========   ========   ========    ========
                    Portfolio turnover                              115.99%    125.94%    133.50%    196.91%     133.58%
                                                                   ========   ========   ========   ========    ========
                    Average commission rate paid++++               $  .0775   $  .0803   $  .0977         --          --
                                                                   ========   ========   ========   ========    ========

                   *Total investment returns exclude the effects of sales loads.
                  ++Based on average shares outstanding.
                ++++For fiscal years beginning on or after September 1, 1995, the
                    Company is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average
                    Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.


                    See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS (continued)
                    The following per share data and ratios
                    have been derived from information provided
                    in the financial statements.                                        Class B++
                                                                               For the Year Ended April 30,
                    Increase (Decrease) in Net Asset Value:          1998      1997        1996       1995        1994
Per Share           Net asset value, beginning of year             $   4.40   $   4.67   $   3.43   $   3.55    $   3.31
Operating                                                          --------   --------   --------   --------    --------
Performance:        Investment loss--net                               (.06)      (.03)      (.05)      (.04)       (.05)
                    Realized and unrealized gain on investments
                    and foreign currency transactions--net             1.72        .35       1.49        .19         .29
                                                                   --------   --------   --------   --------    --------
                    Total from investment operations                   1.66        .32       1.44        .15         .24
                                                                   --------   --------   --------   --------    --------
                    Less distributions from realized
                    gain on investments--net                          (1.15)      (.59)      (.20)      (.27)         --
                                                                   --------   --------   --------   --------    --------
                    Net asset value, end of year                   $   4.91   $   4.40   $   4.67   $   3.43    $   3.55
                                                                   ========   ========   ========   ========    ========

Total Investment    Based on net asset value per share               42.60%      7.44%     42.46%      5.29%       7.25%
Return:*                                                           ========   ========   ========   ========    ========

Ratios to Average   Expenses                                          2.35%      2.44%      2.55%      2.85%       2.56%
Net Assets:                                                        ========   ========   ========   ========    ========
                    Investment loss--net                             (1.31%)     (.72%)    (1.24%)    (1.29%)     (1.52%)
                                                                   ========   ========   ========   ========    ========

Supplemental        Net assets, end of year (in thousands)         $208,520   $178,025   $207,413   $ 79,485    $ 63,692
Data:                                                              ========   ========   ========   ========    ========
                    Portfolio turnover                              115.99%    125.94%    133.50%    196.91%     133.58%
                                                                   ========   ========   ========   ========    ========
                    Average commission rate paid++++               $  .0775   $  .0803   $  .0977         --          --
                                                                   ========   ========   ========   ========    ========


                   *Total investment returns exclude the effects of sales loads.
                  ++Based on average shares outstanding.
                ++++For fiscal years beginning on or after September 1, 1995, the
                    Company is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average
                    Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.

                    See Notes to Financial Statements.



Merrill Lynch Healthcare Fund, Inc., April 30, 1998


FINANCIAL HIGHLIGHTS (continued)
                                                                                                Class C++
                                                                                                                For the
                                                                                                                 Period
                    The following per share data and ratios have been derived                                   Oct. 21,
                    from information provided in the financial statements.                                    1994++++ to
                                                                                For the Year Ended April 30,   April 30,
                    Increase (Decrease) in Net Asset Value:                     1998       1997        1996       1995
Per Share           Net asset value, beginning of period                      $   4.40   $   4.68    $   3.43   $   3.27
Operating                                                                     --------   --------    --------   --------
Performance:        Investment loss--net                                          (.06)      (.04)       (.05)      (.04)
                    Realized and unrealized gain on investments
                    and foreign currency transactions--net                        1.73        .35        1.50        .20
                                                                              --------   --------    --------   --------
                    Total from investment operations                              1.67        .31        1.45        .16
                                                                              --------   --------    --------   --------
                    Less distributions from realized gain on
                    investments--net                                             (1.15)      (.59)       (.20)        --
                                                                              --------   --------    --------   --------
                    Net asset value, end of period                            $   4.92   $   4.40    $   4.68   $   3.43
                                                                              ========   ========    ========   ========

Total Investment    Based on net asset value per share                          42.66%      7.28%      42.76%      4.89%+++
Return:**                                                                     ========   ========    ========   ========

Ratios to Average   Expenses                                                     2.36%      2.46%       2.52%      3.28%*
Net Assets:                                                                   ========   ========    ========   ========
                    Investment loss--net                                        (1.31%)     (.76%)     (1.19%)    (2.13%)*
                                                                              ========   ========    ========   ========

Supplemental        Net assets, end of period (in thousands)                  $ 19,860   $ 17,762    $ 20,761   $  1,816
Data:                                                                         ========   ========    ========   ========
                    Portfolio turnover                                         115.99%    125.94%     133.50%    196.91%
                                                                              ========   ========    ========   ========
                    Average commission rate paid++++++                        $  .0775   $  .0803    $  .0977         --
                                                                              ========   ========    ========   ========


                   *Annualized.
                  **Total investment returns exclude the effects of sales loads.
                  ++Based on average shares outstanding.
                ++++Commencement of operations.
              ++++++For fiscal years beginning on or after September 1, 1995, the
                    Company is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average
                    Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.
                 +++Aggregate total investment return.


                    See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (concluded)
                                                                                                Class D++
                                                                                                                For the
                                                                                                                 Period
                    The following per share data and ratios have been derived                                   Oct. 21,
                    from information provided in the financial statements.                                    1994++++ to
                                                                                For the Year Ended April 30,   April 30,
                    Increase (Decrease) in Net Asset Value:                     1998       1997        1996       1995
Per Share           Net asset value, beginning of period                      $   4.89   $   5.13    $   3.72   $   3.61
Operating                                                                     --------   --------    --------   --------
Performance:        Investment income (loss)--net                                 (.03)       --+++++    (.02)      (.02)
                    Realized and unrealized gain on investments
                    and foreign currency transactions--net                        1.95        .39        1.63        .13
                                                                              --------   --------    --------   --------
                    Total from investment operations                              1.92        .39        1.61        .11
                                                                              --------   --------    --------   --------
                    Less distributions from realized gain on
                    investments--net                                             (1.19)      (.63)       (.20)        --
                                                                              --------   --------    --------   --------
                    Net asset value, end of period                            $   5.62   $   4.89    $   5.13   $   3.72
                                                                              ========   ========    ========   ========

Total Investment    Based on net asset value per share                          43.95%      8.11%      43.74%      3.05%+++
Return:**                                                                     ========   ========    ========   ========

Ratios to Average   Expenses                                                     1.56%      1.65%       1.75%      2.44%*
Net Assets:                                                                   ========   ========    ========   ========
                    Investment income (loss)--net                                (.52%)      .06%       (.44%)    (1.23%)*
                                                                              ========   ========    ========   ========

Supplemental        Net assets, end of period (in thousands)                  $ 25,718   $ 18,318    $ 21,564   $  4,386
Data:                                                                         ========   ========    ========   ========
                    Portfolio turnover                                         115.99%    125.94%     133.50%    196.91%
                                                                              ========   ========    ========   ========
                    Average commission rate paid++++++                        $  .0775   $  .0803    $  .0977         --
                                                                              ========   ========    ========   ========


                   *Annualized.
                  **Total investment returns exclude the effects of sales loads.
                  ++Based on average shares outstanding.
                ++++Commencement of operations.
              ++++++For fiscal years beginning on or after September 1, 1995, the
                    Company is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average
                    Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.
                 +++Aggregate total investment return.
               +++++Amount is less than $.01 per share.


                    See Notes to Financial Statements.




Merrill Lynch Healthcare Fund, Inc., April 30, 1998



NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Healthcare Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Company offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Company.

(a) Valuation of securities--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not available are valued at fair value as determined in good faith by or under the direction of the Company's Board of Directors.

(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments--The Company may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt, and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Company may also purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Company deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Company agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Company as unrealized gains or losses. When the contract is closed, the Company records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Foreign currency options and futures--The Company may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Company, sold by the Company but not yet delivered, or committed or anticipated to be purchased by the Company.

* Forward foreign exchange contracts--The Company is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Company's records. However, the effect on operations is recorded from the date the Company enters into such contracts. Premium or discount is amortized over the life of the contracts.

* Options--The Company is authorized to write covered call options and purchase put and call options. When the Company writes an option, an amount equal to the premium received by the Company is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Company enters into a closing transaction), the Company realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(d) Income taxes--It is the Company's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Company has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Company are recorded on the ex-dividend dates.

(h) Custodian Bank--The Fund recorded an amount payable to the Custodian Bank reflecting an overnight overdraft which resulted from a timing difference of a foreign currency transaction settlement.

(i) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $3,112,493 have been reclassified between undistributed net realized capital gains and accumulated net investment loss. These reclassifications have no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Company has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Company has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Company's portfolio and provides, or arranges for affiliates to provide, the administrative services necessary for the operation of the Company. As compensation for its services to the Company, MLAM receives monthly compensation at the annual rate of 1.0% of the average daily net assets of the Company.

Pursuant to the Distribution Plans adopted by the Company in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Company pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                     Account     Distribution
                                 Maintenance Fee     Fee

Class B                                0.25%         0.75%
Class C                                0.25%         0.75%
Class D                                0.25%          --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Company. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended April 30, 1998, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Company's Class A and Class D Shares as follows:


                                       MLFD         MLPF&S

Class A                               $  940        $11,940
Class D                               $4,581        $65,128


For the year ended April 30, 1998, MLPF&S received contingent deferred sales charges of $432,363 and $3,702 relating to transactions in Class B and Class C Shares, respectively.



Merrill Lynch Healthcare Fund, Inc., April 30, 1998


NOTES TO FINANCIAL STATEMENTS (concluded)


In addition, MLPF&S received $233,975 in commissions on the execution of portfolio security transactions for the Company for the year ended April 30, 1998.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

Accounting services are provided to the Company by MLAM at cost.

Certain officers and/or directors of the Company are officers and/or directors of MLAM, PSI, MLFDS, MLFD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended April 30, 1998, were $386,076,592 and $462,494,857, respectively.

Net realized gains (losses) for the year ended April 30, 1998 and net unrealized gains (losses) as of April 30, 1998 were as follows:


                                     Realized          Unrealized
                                  Gains (Losses)     Gains (Losses)

Long-term investments             $  85,162,833     $   73,596,256
Short-term investments                      237                 --
Foreign currency transactions          (212,792)            (9,914)
                                  -------------     --------------
Total                             $  84,950,278     $   73,586,342
                                  =============     ==============


As of April 30, 1998, net unrealized appreciation for Federal income tax purposes aggregated $73,463,300, of which $84,523,681 related to appreciated securities and $11,060,381 related to depreciated securities. The aggregate cost of investments at April 30, 1998 for Federal income tax purposes was $333,621,808.


4. Capital Share Transactions:
Net increase (decrease) in net assets derived from capital share transactions was $10,381,155 and ($28,438,055) for the years ended April 30, 1998 and April 30, 1997, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Year                         Dollar
Ended April 30, 1998                  Shares        Amount

Shares sold                         4,839,861  $  26,553,000
Shares issued to shareholders in
reinvestment of distributions       4,346,016     22,534,271
                                 ------------  -------------
Total issued                        9,185,877     49,087,271
Shares redeemed                    (8,232,361)   (46,621,917)
                                 ------------  -------------
Net increase                          953,516  $   2,465,354
                                 ============  =============


Class A Shares for the Year                         Dollar
Ended April 30, 1997                  Shares        Amount

Shares sold                        10,271,437  $  53,025,059
Shares issued to shareholders in
reinvestment of distributions       2,905,181     14,002,973
                                 ------------  -------------
Total issued                       13,176,618     67,028,032
Shares redeemed                   (14,159,809)   (72,426,600)
                                 ------------  -------------
Net decrease                         (983,191) $  (5,398,568)
                                 ============  =============


Class B Shares for the Year                         Dollar
Ended April 30, 1998                  Shares        Amount

Shares sold                         9,581,322  $  44,669,370
Shares issued to shareholders in
reinvestment of distributions       8,250,682     36,413,087
                                 ------------  -------------
Total issued                       17,832,004     81,082,457
Automatic conversion of shares       (436,440)    (2,043,674)
Shares redeemed                   (15,397,914)   (74,477,766)
                                 ------------  -------------
Net increase                        1,997,650  $   4,561,017
                                 ============  =============


Class B Shares for the Year                         Dollar
Ended April 30, 1997                  Shares        Amount

Shares sold                        10,102,582  $  46,333,840
Shares issued to shareholders in
reinvestment of distributions       5,243,741     22,076,148
                                 ------------  -------------
Total issued                       15,346,323     68,409,988
Automatic conversion of shares       (183,162)      (837,767)
Shares redeemed                   (19,079,607)   (86,243,719)
                                 ------------  -------------
Net decrease                       (3,916,446) $ (18,671,498)
                                 ============  =============


Class C Shares for the Year                         Dollar
Ended April 30, 1998                  Shares        Amount

Shares sold                         3,104,019  $  14,240,150
Shares issued to shareholders in
reinvestment of distributions         707,594      3,124,538
                                 ------------  -------------
Total issued                        3,811,613     17,364,688
Shares redeemed                    (3,810,331)   (17,967,749)
                                 ------------  -------------
Net increase (decrease)                 1,282  $    (603,061)
                                 ============  =============


Class C Shares for the Year                         Dollar
Ended April 30, 1997                  Shares        Amount

Shares sold                         2,063,730  $   9,385,246
Shares issued to shareholders in
reinvestment of distributions         595,804      2,508,333
                                 ------------  -------------
Total issued                        2,659,534     11,893,579
Shares redeemed                    (3,061,290)   (13,780,328)
                                 ------------  -------------
Net decrease                         (401,756) $  (1,886,749)
                                 ============  =============


Class D Shares for the Year                         Dollar
Ended April 30, 1998                  Shares        Amount

Shares sold                         2,747,909  $  14,310,519
Shares issued to shareholders in
reinvestment of distributions         765,310      3,821,348
Automatic conversion of shares        386,266      2,043,674
                                 ------------  -------------
Total issued                        3,899,485     20,175,541
Shares redeemed                    (3,063,914)   (16,217,696)
                                 ------------  -------------
Net increase                          835,571  $   3,957,845
                                 ------------  -------------


Class D Shares for the Year                         Dollar
Ended April 30, 1997                  Shares        Amount

Shares sold                         4,556,042  $  22,861,805
Shares issued to shareholders in
reinvestment of distributions         445,914      2,082,418
Automatic conversion of shares        164,859        837,767
                                 ------------  -------------
Total issued                        5,166,815     25,781,990
Shares redeemed                    (5,626,624)   (28,263,230)
                                 ------------  -------------
Net decrease                         (459,809) $  (2,481,240)
                                 ============  =============


5. Commitments:
At April 30, 1998, the Company had entered into a foreign exchange contract under which it had agreed to sell a foreign currency with an approximate value of $1,111,000.



<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholders,
Merrill Lynch Healthcare Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Healthcare Fund, Inc. as of April 30, 1998, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at April 30, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Healthcare Fund, Inc. as of April 30, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
June 9, 1998
</AUDIT-REPORT>




Merrill Lynch Healthcare Fund, Inc., April 30, 1998


IMPORTANT TAX INFORMATION (unaudited)

The following information summarizes all per share distributions paid by Merrill Lynch Healthcare Fund, Inc. during its taxable year ended April 30, 1998.
                                                     Domestic         Domestic
                      Record          Payable        Qualifying     Non-Qualifying         Total              Long-Term
                       Date             Date      Ordinary Income  Ordinary Income    Ordinary Income       Capital Gains
Class A Shares       07/14/97        07/22/97        $0.038749        $0.277957           $0.316706          $0.242038*
                     12/12/97        12/22/97        $0.017384        $0.255151           $0.272535          $0.376340**

Class B Shares       07/14/97        07/22/97        $0.036438        $0.261379           $0.297817          $0.242038*
                     12/12/97        12/22/97        $0.015176        $0.222736           $0.237912          $0.376340**

Class C Shares       07/14/97        07/22/97        $0.035757        $0.256496           $0.292253          $0.242038*
                     12/12/97        12/22/97        $0.015093        $0.221529           $0.236622          $0.376340**

Class D Shares       07/14/97        07/22/97        $0.038160        $0.273727           $0.311887          $0.242038*
                     12/12/97        12/22/97        $0.016802        $0.246610           $0.263412          $0.376340**

 *All of this long-term capital gain distribution is subject to the
  28% tax rate.
**Of this long-term capital gain distribution, 18.18% is subject to the 28% tax rate and 81.82% is subject to the 20% tax rate.

The domestic qualifying ordinary income qualifies for the dividends received deduction for corporations.

Please retain this information for your records.



PORTFOLIO INFORMATION (unaudited)



Worldwide
Investments
As of 4/30/98


Ten Largest Holdings              Percent of
Represented in the Portfolio      Net Assets

Pfizer, Inc.                         7.4%
Warner-Lambert Co.                   6.4
Lilly (Eli) and Company              4.9
Cardinal Health, Inc.                3.8
Novartis AG (Registered)             3.3
Sepracor Inc.                        3.2
McKesson Corporation                 3.2
Bristol-Myers Squibb Company         2.6
Guidant Corporation                  2.5
Scherer (R.P.) Corporation           2.2


Breakdown of Securities           Percent of
By Country                        Net Assets

United States*                      78.6%
Switzerland                          4.6
United Kingdom                       2.8
France                               2.1
Finland                              1.9
Germany                              1.8
Ireland                              1.6
Sweden                               0.9
Denmark                              0.8

[FN]
*Excludes short-term investments.


Industries Represented            Percent of
In the Portfolio                  Net Assets

Pharmaceutical--Prescription        28.2%
Health Care Cost Containment        18.1
Medical Specialties                 17.4
Pharmaceutical--Diversified         12.0
Pharmaceutical--Consumer             9.7
Biotechnology                        8.2
Diagnostics                          1.5




PORTFOLIO CHANGES (unaudited)


For the Quarter Ended April 30, 1998

Additions

 Alliance Pharmaceutical Corp.
 Arterial Vascular Engineering, Inc.
*Astra AB (ADR)
 BASF AG
 Barr Laboratories, Inc.
 Bausch & Lomb Incorporated
*Biogen Inc.
 Biora AB
 COR Therapeutics, Inc.
 Centocor, Inc.
 Clintrials Research Inc.
 Columbia/HCA Healthcare Corporation
*Creative Biomolecules Inc.
 Guilford Pharmaceuticals Inc.
 HEALTHSOUTH Corporation
*Incentive AB (A Shares)
 Incentive AB (B Shares)
 Ligand Pharmaceuticals Incorporated
 Magainin Pharmaceuticals, Inc.
 Monsanto Company
 Nanogen, Inc.
 Neurex Corporation
 Novoste Corporation
 Parexel International Corporation
*Pharmacia & Upjohn Inc.
 Quintiles Transnational Corporation
*Sanofi S.A.
 Scherer (R.P.) Corporation
 Shire Pharmaceuticals Group PLC
 Synetic, Inc.
 Tamro OYJ
*Transgene S.A. (ADR)
 United Healthcare Corporation
 Watson Pharmaceuticals, Inc.


Deletions

 AXYS Pharmaceuticals, Inc.
 Acuson Corporation
 American Home Products Corporation
*Astra AB (ADR)
 Baxter International Inc.
 Bergen Brunswig Corporation
 Biochem Pharma Inc.
*Biogen Inc.
*Creative Biomolecules Inc.
 Dianon Systems, Inc.
 Diatide, Inc.
 First Health Group Corp.
 Glaxo Wellcome PLC
*Incentive AB (A Shares)
 ONYX Pharmaceuticals, Inc.
*Pharmacia & Upjohn Inc.
*Sanofi S.A.
 Sonus Pharmaceuticals, Inc.
*Transgene S.A. (ADR)
 Vical, Inc.
 Viropharma Inc.

[FN]
*Added and deleted in the same quarter.